UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
SCHEDULE 14A	Estimated average burden hours per response... 14

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

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☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240. 14a-12

JPMorgan Trust II

(Name of Registrant as Specified In Its Charter)

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April 27, 2009

Q&A for Proxy Statement (Schedule 14A) – Election of Trustees and Fundamental Policy and Investment Objective Changes

Why are proxy materials being sent to shareholders and what is the timeline?

The materials are being mailed to shareholders on or about April 24, 2009 in preparation for the special shareholder meeting to be held on June 15, 2009, concerning the election of Trustees and other changes to certain J.P. Morgan Funds.

Are all of these proxy items addressed in one mailing?

Yes, all of these changes are included in the Proxy Statement (Schedule 14A) that is being mailed to shareholders of record as of March 23, 2009.  The proposals are as follows:

Material Title	Funds Affected	Proposals for Shareholder Vote
Proxy Statement (Schedule 14A)	JPMorgan Trust II (41 Funds) (A complete listing of Funds electing trustees is included at the end of this Q&A)	1 proposal to approve: • Election of 13 Trustees
Proxy Statement (Schedule 14A)	JPMorgan Investor Conservative Growth Fund JPMorgan Investor Balanced Fund JPMorgan Investor Growth & Income Fund JPMorgan Investor Growth Fund

3 proposals to approve:

•

Election of 13 Trustees

•

Replacement of fundamental investment objectives with new non-fundamental investment objectives.

•

Elimination of a fundamental investment restriction for these Funds, which currently allows them only to invest in other J.P. Morgan Funds.

Proxy Statement (Schedule 14A)	JPMorgan Diversified Mid Cap Growth Fund JPMorgan Large Cap Growth Fund JPMorgan Government Bond Fund	2 proposals to approve: • Election of 13 Trustees • Replacement of fundamental investment objectives with new non-fundamental investment objectives.
Proxy Statement (Schedule 14A)	JPMorgan High Yield Bond Fund

3 proposals to approve:

•

Election of 13 Trustees

•

Replacement of a fundamental investment objective with a new non-fundamental investment objective.

•

Elimination of a fundamental investment policy that requires the Fund to invest at least 80% of its assets in bonds.

Are there additional proxy items being mailed?

In addition to Schedule 14A, there is a Combined Prospectus/Proxy Statement (N-14) for two (2) equity mergers and a Combined Prospectus/Proxy Statement (N-14) for eight (8) fixed income mergers.  These Combined Prospectus/Proxy Statements (N-14) will be mailed to shareholders on or about April 24, 2009.

Why do the Trustees for JPMorgan Trust II need to be elected?

Pursuant to an order of the Securities and Exchange Commission, every five years, JPMorgan Trust II must hold a meeting of Trust shareholders at which the Board of Trustees will be elected.  Since the Trustees were last elected in February 2005, we are presenting the Board for election at the meeting on June 15, 2009.

Will the replacement of fundamental investment objectives and other changes affect the way the Fund(s) are managed?

The investment objective changes for the JPMorgan Diversified Mid Cap Growth Fund, JPMorgan Large Cap Growth Fund and JPMorgan Government Bond Fund are not expected to change the way the Funds are managed.  If approved, the change to the JPMorgan Government Bond Fund investment objective will be effective July 1, 2009, concurrent with the Fund’s annual update.  The changes for the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Large Cap Growth Fund will take effect on or about June 19, 2009.

The changes to the investment objective and elimination of the fundamental investment policy for the Investor Funds will take effect on or about June 19, 2009 and are not expected to have an immediate effect on the way the Investor Funds are managed.  At some future date, the Investor Funds may seek to invest in securities and other instruments in addition to mutual funds.

The changes for the JPMorgan High Yield Bond Fund will permit the Fund to invest a greater percentage of assets in bank loans and investment-grade securities.  These changes will take effect on the later of September 1, 2009, or 60 days after notice is sent to shareholders.

What happens if the shareholders do not vote their proxy?

All Shareholders are encouraged to vote their shares.  ComputerShare Fund Services, the Proxy Solicitor, has been retained to assist us with this process.  Shareholders who do not vote their shares may receive a telephone call or additional mailings from the solicitor encouraging them to vote their shares.

What happens if a shareholder needs a copy of a Combined Prospectus/Proxy Statement, a proxy card or other proxy materials?

Shareholders can receive additional copies of any proxy materials, including Combined Prospectus/Proxy Statements, proxy cards and voting instructions, by calling 1-866-963-6135.

What happens if the proposals concerning investment objective changes are not approved by shareholders?

If the proposals are not approved for a particular Fund, the investment objective of such Fund will remain the same, and the Board may consider other courses of action.

Funds Electing Trustees*
Fund Name
JPMorgan Arizona Municipal Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan International Equity Index Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Growth Fund
JPMorgan Investor Growth & Income Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Market Expansion Index Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Municipal Income Fund
JPMorgan Municipal Money Market Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Ohio Municipal Money Market Fund

Funds Electing Trustees*
Fund Name
JPMorgan Short Duration Bond Fund
JPMorgan Short Term Municipal Bond Fund (to be renamed JPMorgan Short-Intermediate Short Term Municipal Bond Fund on April 30, 2009)
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Tax Free Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Real Estate Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Ultra Short Duration Bond Fund
JPMorgan West Virginia Municipal Bond Fund

*Note that the effective date for the election of Trustees is the date of the shareholder meeting.

Contact JPMorgan Funds Distribution Services at (1-800-480-4111) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

J. P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds. Products and services are offered by JPMorgan Distribution Services, Inc.